PLANT AND EQUIPMENT, NET	12 Months Ended
Sep. 30, 2025
PLANT AND EQUIPMENT, NET
PLANT AND EQUIPMENT, NET

8.           PLANT AND EQUIPMENT, NET

Plant and equipment, net consist of the following:

	September 30,
	2024	2025
	RMB	RMB
Plant and building	100,364	100,328
Machinery, equipment and others	77,377	53,177
Furniture and office equipment	10,737	11,536
Motor vehicles	3,735	3,606
Accumulated depreciation	(64,575)	(50,242)
Accumulated impairment	(110,537)	(100,955)
Construction in progress	11,200	11,369
Plant and equipment, net	28,301	28,819

The depreciation expenses for the years ended September 30, 2024 and 2025 were RMB 2.26 million and RMB 2.21 million respectively. Certain properties and equipment have been pledged as collateral under the bank loan agreement as discussed in Note 11.

As of September 30, 2025, the Company’s construction in progress represents that the corn processing equipment and storage equipment, which are expected to be completed by the end of December 31, 2026.